UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2013
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Idaho Public Utilities Commission ("IPUC") and the Oregon Public Utility Commission ("OPUC") require that Idaho Power Company ("Idaho Power") biennially prepare an integrated resource plan ("IRP"). The IRP seeks to forecast Idaho Power's loads and resources for a 20-year period, analyzes potential supply-side and demand-side resource options, and identifies potential near-term and long-term actions.  Idaho Power filed its 2011 IRP with the IPUC and OPUC in June 2011.  On February 14, 2013, Idaho Power filed an update to the 2011 IRP with the OPUC, as required by a previous order of the OPUC. The 2011 IRP update includes a discussion of the Boardman-to-Hemingway 500-kV transmission project; demand response programs; sales, load, and price forecast estimates used for planning purposes and in preparation of Idaho Power's 2013 IRP; carbon adders to be used in the 2013 IRP; water resource matters; the results of a coal unit environmental analysis; and the results of a wind integration study. A copy of the 2011 IRP update will be available on the OPUC's website, http://apps.puc.state.or.us/edockets/search.asp, docket number LC 53, and on Idaho Power's website at www.idahopower.com/irp. The information contained on those websites shall not be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, and Idaho Power's Oregon Public Utility Commission filing referred to in this Current Report on Form 8-K, contain (and other associated oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those pertaining to anticipated loads, growth rate projections, and coal unit investments. In addition, any other statements that express or involve discussions as to expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties. Actual results, performance, or outcomes may differ materially from the results discussed in the statements. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those set forth in IDACORP's and Idaho Power's most recent Annual Report on Form 10-K and other reports filed by IDACORP and Idaho Power with the U.S. Securities and Exchange Commission, which are available on IDACORP's website and are on file with the U.S. Securities and Exchange Commission. In regards to load and resource forecasts, price forecasts, and coal unit investments, additional factors that could cause actual results or outcomes to differ from those contained in forward-looking statements include population growth rates in Idaho Power's service territory, the energy loads of existing and new customers, energy efficiency activities, hydroelectric generation conditions, wholesale power prices, fuel costs and availability, construction costs, environmental control technology costs, available transmission capacity, legislative power purchase mandates, the imposition of renewable energy requirements, changes in and new interpretations of environmental and natural resources laws, and the impacts of state and federal regulatory decisions. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  February 14, 2013
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer